Exhibit 10.06
AMENDED
AND
RESTATED
CHANGE IN CONTROL AGREEMENT
THIS AMENDED
AND
RESTATED
CHANGE IN
CONTROL AGREEMENT
(the
"Agreement") is
made as of the 10th day of December, 2025
by and between U.S. Century Bank, with Corporate Offices
located at
2301 NW
87
th
Ave., Doral, FL
33172 (hereinafter
called the
"Bank") and
Mr. William Turner ("Executive").
WHEREAS,
Executive is presently
employed as the Executive
Vice President/Chief Credit Officer of
the Bank;
WHEREAS,
the Bank and
Executive previously
entered into a
Change in Control
Agreement dated as
of May 2, 2024 (the "Prior Agreement");
WHEREAS,
upon
consideration,
the
Bank
and
Executive
wish
to
adopt
certain
mutually
agreed
revisions to the Prior Agreement; and
WHEREAS,
as consideration for
Executive's continued
employment with the
Bank as Executive Vice
President/Chief Credit Officer the parties hereto,
intending to be
legally bound, agree
as follows:
1.
Payment Upon
Change in
Control.
In the event
of a
Change in
Control (as defined
herein) during
the term
of this
Agreement,
the Bank
agrees
to pay
Executive
a cash payment
equal to one
times
the
Base
Annual
Salary of
Executive received
during the
one (1)
year period
prior to
the Change
in Control, to
be paid within
thirty (30) days
of the consummation
of the Change
in Control.
The
Bank's provision
of this
benefit to Executive
is made
without regard
to whether, or
for how
long, Executive
remains employed with
the surviving
company subsequent to
the Change
in
Control.
2.
Change in
Control.
"Change in
Control" shall mean the
occurrence of
an event described
in (i),
(ii), (iii), or (iv) below:
(i)
Any person or
group (within
the meaning
of Sections
13(d) and
14(d) of
the Securities
Exchange Act
of 1934,
as amended
(the "Exchange
Act"),
other
than USCB
Financial
Holdings, Inc. (the
"Company"),
an affiliate
of the Company
or a
trustee or other
fiduciary
holding
securities
under
an
employee
benefit
plan
of
the
Company
or
the
Bank
or
a
corporation
owned
directly
or
indirectly
by
the
stockholders
of
the
Company in
substantially the same proportions as their ownership of stock of the Company,
becomes
the
beneficial
owner
(within
the
meaning
of
Rule
13(d)(3)
under
the
Exchange
Act,
directly or indirectly (which shall
include securities issuable
upon conversion, exchange
or otherwise
) or securities representing 50% or
more of
the combined voting power of the
Company’s or
the Bank’s
then-outstanding
securities
entitled
generally
to vote
for
the
election of directors.
(ii) Consummation of an agreement to merge or consolidate with another entity (other than a majority-controlled
subsidiary
of
the
Company)
unless
the
Company's
stockholders
immediately
before
the
merger
or consolidation
own
more
than
50%
of the
combined
voting power
of the resulting entity's voting securities (giving effect to the conversion or
exchange of
securities issued
in the
merger or
consolidation to
the other
entity that
are
convertible or exchangeable
for voting
securities) entitled
generally to
vote for
the election
of directors.
(iii)
Consummation
of
an
agreement
(including,
without
limitation,
an
agreement
of
liquidation ) to sell or otherwise dispose of all or substantially all of the business or assets of the Company or the Bank; or
(iv)
Individuals who, as of the date hereof, constitute the
Board of Directors of the
Company
(the
"
Incumbent
Board")
cease
for
any
reason
during
any
12
month
period
to

constitute at least a
majority of the
Board, provided that any
person becoming a director
subsequent
to
the
date
hereof
whose
election
or
nomination
for
election
by
the
stockholders of the Company is approved by a vote of at least a majority of directors then constituting the
Incumbent Board shall be, for purposes of this Agreement, considered as
though such person were a member of the Incumbent Board.
Notwithstanding
the foregoing, no event shall constitute a Change in Control unless such event shall also
constitute a
change in
control as defined
in Section
409A of
the Internal
Revenue
Code of 1986, as amended.
3.
Severability.
Should any provision of this
Agreement be declared or determined by any court
of competent
jurisdiction to
be
unenforceable
or
invalid
for any
reason,
the validity
of the
remaining
parts, term or provisions
of this Agreement
shall
not
be affected
thereby and
the
invalid or
unenforceable
part,
term
or
provision
shall
be
deemed
not
to
be
a
part
of
this
Agreement.
4.
Applicable Law/Forum.
This Agreement has been entered into and shall be
governed by and
construed under the internal
laws of the State of
Florida, without regard to conflicts
of laws or
principles. All suits, proceedings and other actions relating to, arising out of or in connection
with this
Agreement
will be
submitted solely
to
the in
personam jurisdiction
of
the
United States
District Court for the Southern
District of Florida ("Federal Court") or to the Circuit Court in
Broward
County
or
MiamiDade County.
Executive
hereby
waives
any
claims
against
or
objections to such in
personam jurisdiction and venue.
5.
Notice.
All
notices
and
other
communications
hereunder
shall
be in
writing
and
shall
be
deemed
to have been
given only if and
when personally
delivered or three (3) business days
after mailing, postage
prepaid, registered
or certified mail,
or when delivered
(and receipted
for) by an express delivery service, addressed in each case as follows. As to notices provided
to the Bank, notices shall
be sent to the Human
Resources
Department
at
the address
of the
Bank listed
in the
introductory paragraph of this Agreement.
As
to
notices
to
Executive,
notices
shall be
sent to
the
address provided below
in the signature block hereto. Executive
and the Bank
may
change the address
for the giving of notices.
6.
Complete Agreement. This Agreement represents the complete
agreement between Executive
and the
Bank regarding the
subject matter of
this Agreement.
All prior agreements
between
the Bank and
Executive with
respect to the
specific matters
agreed to herein,
including without
limitation, the Prior Agreement, are hereby superseded and shall have no force or effect. This
Agreement is in
no way
dependent upon the performance
of any other contract or agreement
that may have
been or may
be entered
into between Executive
and the Bank
and remains
in
effect during the pendency
of this Agreement.
As such, the
breach or
alleged breach
of any
other contract or agreement is no defense to enforcement
of this Agreement.
7.
Amendments
in
Writing.
No
amendment,
modification,
waiver,
or
other
change
to
this
Agreement shall
in any
event
be effective
unless the same
shall
be in
writing, specifically
identifying this Agreement and the provision intended to be
changed and signed by
the Bank
and Executive, and
each such change
shall be
effective only
in the
specific
instance and
for the
specific
purpose
for which
it
is
given.
No
provision
of
this
Agreement
shall
be
varied,
contradicted or
explained by
any oral
agreement, course
of dealing
or
performance
or
any
other
matter not set
forth in an
agreement in writing and signed by Executive and the
Bank.
8.
Term of the
Agreement.
Subject to
the terms
hereof, the
term of
this Agreement
shall commence
on the date
hereof and terminate
on December 31,
2028 (the
"Initial Term ").
Prior to December
31, 2026
(the
" Extension Anniversary Date "
) and
each annual anniversary
thereafter of the
Extension
Anniversary
Date,
the
Board
of
Directors
of
the
Bank
or
the
Compensation
Committee
thereof
shall
consider
and
review
(with
appropriate
corporate
documentation
thereof, and after taking into account all
relevant factors, including Executive’s performance

hereunder) a one-year extension of
the term of this
Agreement. If the Board
of Directors or
the
Compensation
Committee
thereof
approve
such
an
extension,
then
the
term
of
this
Agreement shall be so extended
as of the Extension
Anniversary Date or any
relevant annual
anniversary of
such date
unless Executive
gives written
notice to
the Bank
of Executive’s
election not to extend the term, with such
written notice to be given not less than
thirty (30)
days prior to
the Extension
Anniversary Date
or any relevant
annual anniversary
of such
date.
If the
Board of
Directors elects
not to
extend the
term, it
shall give
written notice
of such
decision to Executive not less than
thirty (30) days prior to
the Extension Anniversary Date
or any annual anniversary
of such date.
If any party gives
timely notice that
the term will not
be extended
as of
the Extension
Anniversary Date
or any
annual anniversary
of such
date,
then
this
Agreement
and
the
rights
and
obligations
provided
herein
shall
terminate
at
the
conclusion of its
remaining term.
References herein to the
term of this Agreement
shall refer
both to
the Initial
Term
and successive
terms as
the term
of this
Agreement is
extended in
accordance with the terms hereof.
9. Regulatory Actions .
The following provisions
shall be applicable
to the parties
hereto or any
successor thereto, and shall be controlling in the event of a conflict with any other provision of this Agreement, including without limitation
Section 1 hereof:
(i) If Executive is suspended from office and/or temporarily prohibited from participating in the conduct
of the
Bank’s affairs pursuant
to notice
served under
Section 8(e)(3)
or Section
8(g)(1)
of
the
Federal
Deposit
Insurance
Act
(
" FDIA "
)(12
U.S.C.
§§1818(e)(3)
and
1818(g)(1)), the
Bank’s obligations under
this Agreement
shall be
suspended as
of the
date
of
service,
unless
stayed
by
appropriate
proceedings.
If
the
charges
in
the
notice
are
dismissed, the
Bank will:
(i) pay Executive
all or part
of the compensation
withheld while
its obligations
under
this Agreement
were
suspended, and
(ii) reinstate
(in whole
or
in
part) any of its obligations which were suspended.
(ii)
If Executive is
removed from office and/or
permanently prohibited from participating in
the
conduct
of
the
Bank’s
affairs
by
an
order
issued
under
Section
8(e)(4)
or
Section
8(g)(1) of the
FDIA (12
U.S.C. §§1818(e)(4)
and (g)(1)),
all obligations
of the Bank
under
this Agreement
shall terminate
as of
the effective
date of
the order,
but vested
rights of
Executive and the Bank as of the date of termination
shall not be affected.
(iii)
If the
Bank is
in default,
as defined
in Section
3(x)(1) of
the FDIA
(12 U.S.C.
§1813(x)(1)),
all obligations under
this Agreement shall
terminate as of
the date of
default, but vested
rights of Executive and the Bank as of the date
of termination shall not be affected.
(iv)
Notwithstanding
any
other
provision
of
this
Agreement
to
the
contrary,
any
payments
made to
Executive pursuant
to this
Agreement, or
otherwise, are
subject to
and conditioned
upon their
compliance with
Section 18(k)
of the
FDIA (12
U.S.C. §1828(k))
and 12
C.F.R.
Part 359.
10.
Nature
of
Obligations.
Nothing
contained
herein
shall
be
deemed
to
create
other
than
a
terminable at will
employment relationship between
the Bank and
Executive, and the
Bank may
terminate
Executive’s
employment
at
any
time,
subject
to
providing
any
payments
specified
herein in accordance with the terms
hereof.
11.
Acknowledgment. Executive acknowledges that Executive has read this
Agreement in full and
completely understands all of its terms and obligations
and enters into this Agreement freely
and voluntarily, and
after having
the
opportunity to
consult with
representatives
of
Executive's
own choosing and that Executive's
agreement is freely given.

IN WITNESS WHEREOF, the parties
hereto have duly
executed this Agreement
as of the date
first
above mentioned.
U.S. Century Bank
Executive
By: /s/Jessica Goldberg
/s/William Turner
Title: Senior Vice President/Director of
Print Name: William Turner
Human Resources
Address: [Redacted]